                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                                 April 20, 2005

                           Wabash National Corporation
             (Exact name of registrant as specified in its charter)


             Delaware                  1-10883                52-1375208
      ------------------------------------------------------------------------
         (State or other             (Commission            (IRS Employer
           jurisdiction                File No.)          Identification No.)
         of incorporation)

             1000 Sagamore Parkway South, Lafayette, Indiana    47905
           --------------------------------------------------------------
                (Address of principal executive offices)      (Zip Code)




               Registrant's telephone number, including area code:
                                 (765) 771-5310

                               ------------------

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02. Results of Operations and Financial Condition.

     On April 20, 2005, Wabash National Corporation issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the Registrant's press release is attached as Exhibit 99.1 and is incorporated herein by reference. The foregoing information is to be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits


         99.1   Wabash National Corporation press release dated April 20, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WABASH NATIONAL CORPORATION

Date:  April 20, 2005                     By: /s/ Robert J. Smith
                                              -------------------------
                                              Robert J. Smith
                                              Senior Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

  EXHIBIT NO.    DESCRIPTION
  ----------     ------------------------------------

     99.1        Wabash National Corporation Press Release dated April 20, 2005